Exhibit 99.2 Earnings Conference Call – Third Quarter 2015 October 28, 2015 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Tim Gagnon, Director, Investor Relations

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events.
These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy;
and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q3 2015
Three months ended September 30
in thousands, except per share amounts
•
Organic net revenue increased 5 percent with Freightquote adding
6.5 percentage points to our net revenue growth in the third quarter of 2015 when compared to the third quarter of 2014.
•
Earnings growth was driven by net revenue growth and network efficiencies.
•
Freightquote represents approximately 9 percent of the average headcount growth in the third quarter of 2015.
2015
2014
% Change
Total revenues
$3,419,253
$3,467,362
-1.4%
Total net revenues
$588,575
$527,564
11.6%
Income from operations
$232,711
$203,337
14.4%
Net income
$139,432
$124,981
11.6%
Earnings per share (diluted)
$0.96
$0.85
12.9%
Weighted average shares
outstanding (diluted)
144,782
146,856
-1.4%
Average headcount
13,112
11,594
13.1%
Ending headcount
13,156
11,542
14.0%
2015
2014
% Change
$10,265,231
$10,112,865
1.5%
$1,697,703
$1,505,836
12.7%
$643,731
$560,690
14.8%
$383,116
$336,764
13.8%
$2.63
$2.28
15.4%
145,601
147,819
-1.5%
12,838
11,642
10.3%
13,156
11,542
14.0%
Nine months ended September 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q3 2015
•
Net revenue margin expansion was the result of the following factors:
•
Lower transportation costs, including fuel.
•
Change in mix of business due to faster growth in shorter length of haul freight and the addition of Freightquote.
2015
2014
% Change
Total revenues
$3,044,500
$3,073,382
-0.9%
Total net revenues
$560,091
$497,763
12.5%
Net revenue margin
18.4%
16.2%
13.6%
Three months ended September 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
18.3%
20.2%
18.2%
22.6%
17.4%
17.2%
16.9%
16.3%
15.3%
16.8%
Q2
17.1%
17.9%
15.4%
20.6%
15.8%
16.2%
14.9%
15.4%
16.0%
17.5%
Q3
17.5%
18.0%
15.9%
19.8%
16.6%
16.4%
15.6%
15.0%
16.2%
18.4%
Q4
18.3%
17.7%
19.0%
18.3%
17.6%
16.3%
15.8%
15.1%
15.9%
Year
17.8%
18.4%
17.0%
20.2%
16.8%
16.5%
15.8%
15.4%
15.9%
2015
2014
% Change
$9,122,479
$8,922,261
2.2%
$1,603,584
$1,414,295
13.4%
17.6%
15.9%
10.9%
Nine months ended September 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q3 2015
2015
2014
% Change
$344,715
$311,152
10.8%
Three months ended Sept 30
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures are a rate per mile and
exclude the estimated impact of the change in fuel prices
•
Organic net revenue increased approximately 8 percent with
Freightquote
adding approximately 3 percent to the increase in net
revenues in the third quarter of 2015 when compared to the third quarter of 2014.
•
North America Truckload volume, excluding Freightquote, increased approximately 4 percent in the third quarter of 2015 when compared to the third quarter of 2014.
•
Volume growth in dry van and temperature controlled freight was partially offset by decreased flatbed volume.
•
Second consecutive quarter with over 3,000 new contracted carriers.
Quarter
Volume
7%
Approximate pricing*
0%
Approximate cost*
-1%
Net revenue margin
2015
2014
% Change
$977,641
$891,651
9.6%
Nine months ended Sept 30
YTD
7%
3%
2%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q3 2015
2015
2014
% Change
$94,190
$67,968
38.6%
Three months ended Sept 30
LTL NET REVENUES in thousands
LTL
Year over year change
•
Organic net revenues increased approximately 6 percent with
Freightquote contributing approximately 33 percent to the
increase in LTL net revenues in the third quarter of 2015.
•
Organic LTL volume increased approximately 13 percent in the third quarter of 2015 when compared to the third quarter of 2014.
Quarter
Volume
32%
Pricing
Net revenue margin
2015
2014
% Change
$271,084
$195,482
38.7%
Nine months ended Sept 30
YTD
31%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q3 2015
•
North America Intermodal net revenue, excluding Freightquote, decreased approximately 13 percent in the third quarter of 2015 when compared to the third quarter of 2014.
•
Conversion to truckload from intermodal negatively impacted
intermodal volumes and net revenues in the third quarter of 2015.
2015
2014
% Change
$10,168
$10,593
-4.0%
Three months ended Sept 30
INTERMODAL NET REVENUES  in thousands
Year over year change
INTERMODAL
Quarter
Volume
-4%
Pricing
Net revenue margin
2015
2014
% Change
$32,219
$30,396
6.0%
Nine months ended Sept 30
YTD
5%

Global Forwarding Results Q3 2015
Ocean, Air and Customs
2015
2014
% Change
Ocean
$58,322
$57,380
1.6%
Air
$20,248
$20,520
-1.3%
Customs
$12,012
$11,107
8.1%
Three months ended Sept 30
NET REVENUES  in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Combined Global Forwarding services net revenues increased 1.8 percent in the third quarter when compared to the third quarter of 2014.
•
Customs net revenues increased 8.1 percent due to an increase in transaction volume.
•
Airfreight volume and customer count increased in the third quarter of
2015 when compared to the third quarter of 2014.
2015
2014
% Change
Ocean
$167,578
$151,478
10.6%
Air
$60,483
$59,721
1.3%
Customs
$33,248
$30,751
8.1%
Nine months ended Sept 30
YTD
YTD

Other Logistics Services Results Q3 2015
•
Other Logistics Services net revenues include transportation managed services, warehousing and small parcel.
•
Net revenues increased in the third quarter when compared to the third quarter of 2014, primarily due to an increase in managed services.
2015
2014
% Change
$20,436
$19,043
7.3%
Three months ended Sept 30
NET REVENUES  in thousands
2015
2014
% Change
$61,331
$54,816
11.9%
Nine months ended Sept 30

C.H. ROBINSON
©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q3 2015
•
Decreases in net revenue per case in two strategic vegetable categories resulted in year over year net revenue declines in the third quarter.
•
Case volume grew 2.5 percent in the third quarter of 2015 when compared to the third quarter of 2014.
2015
2014
% Change
Total revenues
$374,753
$393,980
-4.9%
Total net revenues
28,484
$29,801
-4.4%
Net revenue margin
7.6%
7.6%
0.5%
Three months ended Sept 30
SOURCING NET REVENUES  in thousands
2015
2014
% Change
$1,142,752
$1,190,604
-4.0%
$94,119
$91,541
2.8%
8.2%
7.7%
7.1%
Nine months ended Sept 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
•
Operating income as a percent of net revenues increased versus prior year for the fifth consecutive quarter.
•
Personnel expense growth was primarily the result of increased headcount as variable compensation was relatively flat.
•
Other SG&A expenses increased primarily due to our acquisition of
Freightquote, including amortization expenses of approximately
$1.9 million, and an increase in claims and travel expenses.
Three months ended Sept 30
2015
2014
% Change
Total revenues
$3,419,253
$3,467,362
-1.4%
Total net revenues
588,575
527,564
11.6%
Personnel expenses
264,077
244,621
8.0%
Selling, general & admin
91,787
79,606
15.3%
Total operating expenses
355,864
324,227
9.8%
Income from operations
$232,711
$203,337
14.4%
Percent of net revenue
39.5%
38.5%
2.6%
2015
2014
% Change
$10,265,231
$10,112,865
1.5%
1,697,703
1,505,836
12.7%
783,220
703,904
11.3%
270,752
241,242
12.2%
1,053,972
945,146
11.5%
$643,731
$560,690
14.8%
37.9%
37.2%
1.9%
Nine months ended Sept 30

Three months ended Sept 30
September 30, 2015
Cash & investments
$143,087
Current assets
$1,856,211
Total assets
$3,312,565
Debt
$1,030,000
Stockholders investment
$1,131,363
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
2015
2014
% Change
Net cash provided by operating activities
$213,247
$176,954
20.5%
Capital expenditures, net
$13,206
$6,312
109.2%
•
Strong cash flow quarter
•
Total debt balance $1.030 billion
•
$500 million, 4.28% average
coupon
•
$530 million drawn on new
revolver, 1.32% current rate as
of Sept. 30, 2015

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
•
Capital returned to shareholders during the quarter
•
$56.9 million cash dividend
•
$72.7 million in cash for repurchase activity
•
1,083,535 shares
•
Average price $67.09 for shares repurchased
•
Target is to return approximately 90% of net income to shareholders annually.
2010
2011
2012 (a)
2013
2014
Q3 2015
Net income
$387,026
$431,612
$447,007
$415,904
$449,711
$139,432
Capital distribution
Cash dividends paid
$168,902
$194,697
$219,313
$220,257
$215,008
$56,931
Share repurchases
157,381
250,274
255,849
807,449 (b)
176,645
72,698
Subtotal
$326,283
$444,971
$475,162
$1,027,706
$391,653
$129,629
Percent of net income
Cash dividends paid
44%
45%
49%
53%
48%
41%
Open market share repurchases
41%
58%
57%
194%
39%
52%
Subtotal
84%
103%
106%
247%
87%
93%
(a) 2012 Net Income is adjusted to excluded transaction related gains and expenses.  A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.
(b) Includes a $500 million accelerated share repurchase.
YTD 2015
$383,116
$171,448
165,622
$337,070
45%
43%
88%

A look ahead
•
October total company net revenue growth rate is
consistent with the third quarter 2015 growth rate.
•
Strategic priorities
•
Sales and Account Management initiatives
•
Talent acquisition and development
•
Technology development and innovation
•
M&A

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues
$1,717,571
$1,717,571
Personnel expenses (1)
766,006
-385
-34,207
731,414
Other operating expenses (2)
276,245
-10,225
-379
265,641
Total operating expenses
1,042,251
-10,610
-34,586
997,055
Income from operations
675,320
10,610
34,586
720,516
Investment & other income (3)
283,142
-281,551
1,591
Income before taxes
958,462
10,610
-246,965
722,107
Provision for income taxes
364,658
2,745
-92,303
275,100
Net income
$593,804
7,865
-$154,662
$447,007
Net income per share (diluted)
3.67
2.76
Weighted average shares (diluted)
161,946
185 (4)
92 (5)
161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.
1)
The
adjustment
to
personnel
consists
of
$33
million
of
incremental
vesting
expense
of
our
equity
awards
triggered
by
the
gain
on
the
divestiture of
T-Chek. The balance consists of transaction related bonuses.
2)
The adjustments to other operating expenses reflect fees paid to third parties for:
a)
Investment
banking
fees
related
to
the
acquisition
of
Phoenix
b)
External
legal
and
accounting
fees
related
to
the
acquisitions
of
Apreo
and
Phoenix
and
the
divestiture
of
T-Chek.
3)
The
adjustment
to
investment
and
other
income
reflects
the
gain
from
the
divestiture
of
T-Chek.
4)
The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5)
The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.